EXHIBIT 10.44

THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND, IF EXERCISED, THE UNDERLYING SHARES OF COMMON STOCK, HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO THEIR DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                         CEDRIC KUSHNER PROMOTIONS, INC.
                        WARRANT TO PURCHASE COMMON STOCK

No.                                                       December ______, 2003
                        Void After December _______, 2008

THIS CERTIFIES THAT, for value received, ____________, having an address at________________, or his assigns (the "Holder"), is entitled to subscribe for and purchase at the Exercise Price (defined below) from CEDRIC KUSHNER PROMOTIONS, INC., a Delaware corporation, with its principal office at 1414 Avenue of the Americas, Suite 1402, New York, NY 10019 (the "Corporation") up to ____________ (_______) shares of common stock, par value $.01 per share, of the Corporation (the "Common Stock").

1. Definitions. AS USED HEREIN, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING RESPECTIVE MEANINGS:

     (a) "Exercise Period" shall mean the period commencing with the date hereof and ending five years from the date hereof, unless sooner terminated as provided below.

     (b) "Exercise Price" shall mean $.50 per share, subject to adjustment pursuant to Section 5 below.

     (c) "Exercise Shares" shall mean the shares of Common Stock issuable upon exercise of this Warrant.

2. Exercise of Warrant. THE RIGHTS REPRESENTED BY THIS WARRANT MAY BE EXERCISED IN WHOLE OR IN PART AT ANY TIME DURING THE EXERCISE PERIOD, BY DELIVERY OF THE FOLLOWING TO THE CORPORATION AT ITS ADDRESS SET FORTH ABOVE (OR AT SUCH OTHER ADDRESS AS IT MAY DESIGNATE BY NOTICE IN WRITING TO THE HOLDER):

     (a) An executed Notice of Exercise in the form attached hereto;

     (b) Payment of the Exercise Price either in cash or by check; and

     (c) This Warrant.

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     Upon the exercise of the rights  represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

     The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

     Notwithstanding anything herein to the contrary, the Holder acknowledges and agrees that there are not sufficient shares of common stock of the Corporation reserved to issue such shares of common stock of the Corporation if this Warrant was exercised on the date hereof. If such number of shares of common stock of the Corporation are for any reason whatsoever still not available to be issued by the Corporation at the time of such exercise of this Warrant, the Corporation shall so issue such shares of common stock as soon as practicable.

3. Covenants of the Corporation.

     3.1 Covenants as to Exercise Shares. The Corporation covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. Subject to the immediately preceding paragraph, the Corporation further covenants and agrees that the Corporation will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

     3.2 No Impairment. Except and to the extent as waived or consented to by the Holder, the Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

     3.3 Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

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4. Representations of Holder.

     4.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

     4.2 Securities Are Not Registered.

     (a) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the "Act") on the basis that no distribution or public offering of the stock of the Corporation is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

     (b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Corporation has no obligation to register the Warrant or the Exercise Shares of the Corporation (except as provided in Section 11 hereof), or to comply with any exemption from such registration.

     (c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Corporation, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Corporation presently has no plans to satisfy these conditions in the foreseeable future.

     4.3 Disposition of Warrant and Exercise Shares. The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

               THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

5. Adjustment of Exercise Price. In the event of changes in the outstanding Common Stock of the Corporation by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like prior to the exercise of this Warrant (or portion thereof), the number and class of shares available under the Warrant (or portion thereof) in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder

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of the Warrant (or portion thereof), on exercise for the same aggregate Exercise
Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant (or portion thereof) been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

6. Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Corporation shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

7. No Stockholder Rights. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Corporation.

8. Transfer of Warrant. Subject to applicable laws, the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Corporation.

9. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

10. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by telex, telegram, express mail or other form of rapid communications, if possible, and if not then such notice or communication shall be mailed by first-class mail, postage prepaid, addressed in each case to the party entitled thereto at the following addresses: (a) if to the Corporation, to Cedric Kushner Promotions, Inc., Attention: Secretary, 1414 Avenue of the Americas, Suite 1402, New York, NY 10019 and (b) if to the Holder, _______________, or at such other address as one party may furnish to the other in writing. Notice shall be deemed effective on the date dispatched if by personal delivery, telecopy, telex or telegram, two days after mailing if by express mail, or three days after mailing if by first-class mail.

11. Registration Rights. If at any time, the Corporation proposes to register any of its securities under the Securities Act of 1933, as amended (other than in connection with an exchange offer or a registration statement on Form S-8 or S-4 or any similar form then in effect or any other unsuitable registration statement), the Corporation will give written notice by registered mail, at least thirty (30) days prior to the filing of each such Registration Statement, to the holders of this Warrant and the securities issuable upon exercise of this Warrant ("Registrable Shares") of the Corporation's intention to do so. Upon the written request of the Holder given within twenty (20) days after the mailing of such notice (which request shall state the number of Registrable Shares intended to be sold or disposed of by the Holder in such proposed registration statement

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("Registration   Statement"),   and  shall  describe  the  proposed   method  of
disposition of such Registrable Shares), the Corporation shall afford the Holder
the  opportunity  to  have  such  Registrable   Shares   registered  under  such
Registration Statement at the Corporation's sole cost and expense and at no cost or expense to such Holder (unless, in the opinion of counsel to the Corporation registration under the Securities Act is not required for the transfer of such Registrable Shares in the manner proposed by such Holder). Notwithstanding the preceding sentence, in the case of an underwritten public offering, (a) the
Registrable  Shares  included  within  such  Registration   Statement  shall  be
distributed and/or sold by the underwriters of such offering utilized by the Corporation pursuant to the same terms and conditions applicable to securities offered by the Corporation, and (b) in the event the underwriters in respect of such offering determine that a reduction is necessary in the number of shares to be included therein, any such reduction in the aggregate number of shares included therein shall be achieved, first, by a reduction in the number of shares proposed for inclusion in such Registration Statement and underwriting by shareholders with registration subordinate to those of the Holder. If an additional reduction in included shares is still required, the number of shares that may be included in the offering by each of the Corporation, the Holder and all other shareholders with registration rights of equal priority to those of the Holder shall be reduced, on a pro rata basis (based on the number of shares originally proposed by such persons for inclusion in such offering), by the minimum number of shares necessary to comply with such limitation.

     Notwithstanding anything to the contrary contained herein, the Corporation shall have the right at any time after it shall have given written notice pursuant to this Section (irrespective of whether a written request for inclusion of any such Registrable Shares shall have been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.

     The Corporation shall pay all costs, fees and expenses in connection with any Registration Statement filed pursuant hereto, including, without limitation, the Corporation's legal and accounting fees, printing expenses, blue sky fees and expenses (except for fees and expenses of counsel for any underwriters of the offering or counsel to any holders of Registrable Shares to be included within such Registration Statement and any underwriting or selling commissions).

12. Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

13. Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.



                                            CEDRIC KUSHNER PROMOTIONS, INC.


                                            By:  /s/ Jim DiLorenzo
                                                 -----------------
                                            Name:    Jim DiLorenzo
                                            Title:   Secretary

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                               NOTICE OF EXERCISE

TO: CEDRIC KUSHNER PROMOTIONS, INC.

(1) The undersigned hereby elects to purchase ______________ shares of the Common Stock of CEDRIC KUSHNER PROMOTIONS, INC. (the "Corporation") pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                            ________________________
                                     (Name)

                            ________________________

                            ________________________
                                    (Address)

(3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares;
(ii)  the  undersigned  is  aware  of the  Corporation's  business  affairs  and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision regarding its investment in the Corporation; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available;
(v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Corporation; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Corporation with an opinion of counsel satisfactory to the Corporation, stating that such registration is not required.

_________________________________           ____________________________
      (Print Name)                                 (Signature)

Date: ____________________________

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                                 ASSIGNMENT FORM


                    (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)


     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name: ______________________________________

Address:____________________________________
      (Please Print)
Dated: _________________

Holder's Signature: _____________________________________

Holder's Address:   _____________________________________

                    _____________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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